Exhibit 31.2

CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

PURSUANT TO RULE 13a-14(a) or 15d-14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934, AS ADOPTED PURSUANT TO SECTION 302 OF THE

SARBANES-OXLEY ACT OF 2002

I, Douglas L. Martin, Chief Financial Officer, certify that:

1.	I have reviewed this Amendment No. 2 to the annual report on Form 10-K of Spectrum Brands Holdings, Inc. (the “registrant”) for the fiscal year ended September 30, 2017;
1.

Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

Date: January 23, 2018

/s/ Douglas L. Martin
Douglas L. Martin
Chief Financial Officer